                                  EXHIBIT 32.2

              CAPITAL PROPERTIES, INC. AND CONSOLIDATED AFFILIATES
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Properties, Inc. (the Company) on form 10-QSB for the quarterly period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barbara J. Dreyer, Treasurer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ Barbara J. Dreyer
                                          --------------------------------------
                                          Barbara J. Dreyer
                                          Treasurer and Principal Financial
                                          Officer
                                          July 27, 2005